                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)          OCTOBER 2, 1998
                                                             ---------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

 (AS SERVICER ON BEHALF OF CC MASTER CREDIT CARD TRUST II (FORMERLY CHEVY CHASE
                         MASTER CREDIT CARD TRUST II))



    LAWS OF THE UNITED STATES           33-99334               76-0039224
    -------------------------           --------               ----------
  (State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation or organization)                         Identification Number)



201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                302/594-4117
--------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)
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ITEM 5.   OTHER EVENTS

      On October 2, 1998, the parent corporation for First USA Bank, N.A., (the "Bank"), Banc One Corporation, was merged (the "Merger") with First Chicago NBD Corporation ("FCNBD") and the surviving entity is BANK ONE CORPORATION ("BANK ONE"). Following the merger, the Bank is an indirect, wholly owned subsidiary of BANK ONE.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  EXHIBITS.

               The following exhibits are filed as a part of this report:

               99.1   Monthly Certificateholders' Statement for Series 1995-A

               99.2   Monthly Statement to Certificateholders for Series 1995-A

               99.3   Monthly Certificateholders' Statement for Series 1995-C

               99.4   Monthly Statement to Certificateholders for Series 1995-C

               99.5   Monthly Certificateholders' Statement for Series 1996-A

               99.6   Monthly Statement to Certificateholders for Series 1996-A

               99.7   Monthly Certificateholders' Statement for Series 1996-C

               99.8   Monthly Statement to Certificateholders for Series 1996-C

               99.9   Monthly Certificateholders' Statement for Series 1998-A

               99.10  Monthly Statement to Certificateholders for Series 1998-A
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer of the CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)


                         By: /s/ Tracie H. Klein
                             ---------------------------------------
                             Name:  Tracie H. Klein
                             Title: Vice President



Date:  November 30, 1998
       -----------------
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                                 EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION                                      PAGE
-----------               -----------                                      ----

99.1            Monthly Certificateholders' Statement for Series 1995-A

99.2            Monthly Statement to Certificateholders for Series 1995-A

99.3            Monthly Certificateholders' Statement for Series 1995-C

99.4            Monthly Statement to Certificateholders for Series 1995-C

99.5            Monthly Certificateholders' Statement for Series 1996-A

99.6            Monthly Statement to Certificateholders for Series 1996-A

99.7            Monthly Certificateholders' Statement for Series 1996-C

99.8            Monthly Statement to Certificateholders for Series 1996-C

99.9            Monthly Certificateholders' Statement for Series 1998-A

99.10           Monthly Statement to Certificateholders for Series 1998-A